Exhibit 99.2

Subsidiaries of GenOn Energy, Inc.

Name of Entity	Record Owner	Percent of Equity Securities Held
Cheng Power Systems, Inc.	GenOn Fund 2001 LLC	6.40%
Conemaugh Fuels, LLC	GenOn Key/Con Fuels, LLC	16.45%
GenOn Americas Generation, LLC	NRG Americas, Inc.	100.00%
GenOn Americas Procurement, Inc.	NRG Americas, Inc.	100.00%
GenOn Asset Management, LLC	NRG Power Generation LLC	100.00%
GenOn Capital Inc.	GenOn Energy Holdings, Inc.	100.00%
GenOn Energy Holdings, Inc.	GenOn Energy, Inc.	100.00%
GenOn Energy Management, LLC	NRG North America LLC	100.00%
GenOn Energy Services, LLC	NRG Americas, Inc.	100.00%
GenOn Fund 2001 LLC	GenOn Capital Inc.	100.00%
GenOn Holdco 1, LLC	NRG Wholesale Generation LP	100.00%
GenOn Holdco 2, LLC	NRG Wholesale Generation LP	100.00%
GenOn Holdco 3, LLC	NRG California South LP	100.00%
GenOn Holdco 4, LLC	NRG California South LP	100.00%
GenOn Holdco 5, LLC	NRG California South LP	100.00%
GenOn Holdco 6, LLC	NRG Power Midwest LP	100.00%
GenOn Holdco 7, LLC	NRG Power Midwest LP	100.00%
GenOn Holdco 8, LLC	NRG North America LLC	100.00%
GenOn Holdco 9, LLC	NRG Northeast Generation, Inc.	100.00%
GenOn Key/Con Fuels, LLC	NRG Northeast Generation, Inc.	100.00%
GenOn Mid-Atlantic Development, LLC	NRG Americas, Inc.	100.00%
GenOn Mid-Atlantic, LLC	NRG North America LLC	100.00%
GenOn Northeast Management Company	NRG REMA LLC	100.00%
GenOn Power Operating Services MidWest, Inc.	NRG Power Generation LLC	100.00%
GenOn REMA Services, Inc.	NRG REMA LLC	100.00%
GenOn Special Procurement, Inc.	NRG North America LLC	100.00%
Hudson Valley Gas Corporation	NRG New York LLC	100.00%
Keystone Fuels, LLC	GenOn Key/Con Fuels, LLC	16.67%
MC Asset Recovery, LLC	GenOn Energy Holdings, Inc.	100.00%
Mirant Asia-Pacific Ventures, LLC	Mirant International Investments, Inc.	100.00%
Mirant Intellectual Asset Management and Marketing, LLC	GenOn Energy Holdings, Inc.	100.00%
Mirant International Investments, Inc.	GenOn Energy Holdings, Inc.	100.00%
Mirant New York Services, LLC	NRG Americas, Inc.	100.00%
Mirant Power Purchase, LLC	NRG Americas, Inc.	100.00%
Mirant Trust I	GenOn Energy Holdings, Inc.	100.00%
Mirant Wrightsville Investments, Inc.	NRG Americas, Inc.	100.00%
Mirant Wrightsville Management, Inc.	NRG Americas, Inc.	100.00%
MNA Finance Corp.	NRG North America LLC	100.00%
NRG Americas, Inc.	GenOn Energy Holdings, Inc.	100.00%
NRG Bowline LLC	NRG New York LLC	100.00%
NRG California North LLC	NRG North America LLC	100.00%
NRG California South GP LLC	NRG Power Generation Assets LLC	100.00%
NRG California South LP	NRG California South GP LLC	1.00%
	NRG Power Generation Assets LLC	99.00%
NRG Canal LLC	NRG North America LLC	100.00%
NRG Chalk Point LLC	GenOn Mid-Atlantic, LLC	100.00%
NRG Clearfield Pipeline Company LLC	NRG REMA LLC	100.00%
NRG Delta LLC	NRG California North LLC	100.00%
NRG ECA Pipeline LLC	GenOn Energy, Inc.	51.00%
NRG Florida GP, LLC	NRG Power Generation Assets LLC	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
NRG Florida LP	NRG Florida GP, LLC	1.00%
	NRG Power Generation Assets LLC	99.00%
NRG Gibbons Road LLC	GenOn Mid-Atlantic, LLC	100.00%
NRG Lovett Development I LLC	NRG New York LLC	100.00%
NRG Lovett LLC	NRG New York LLC	100.00%
NRG MD Ash Management LLC	GenOn Mid-Atlantic, LLC	100.00%
NRG New York LLC	NRG North America LLC	100.00%
NRG North America LLC	GenOn Americas Generation, LLC	100.00%
NRG Northeast Generation, Inc.	NRG Northeast Holdings, Inc.	100.00%
NRG Northeast Holdings, Inc.	NRG Power Generation LLC	100.00%
NRG Piney Point LLC	GenOn Mid-Atlantic, LLC	100.00%
NRG Potomac River LLC	GenOn Mid-Atlantic, LLC	100.00%
NRG Potrero LLC	NRG California North LLC	100.00%
NRG Power Generation Assets LLC	NRG Power Generation LLC	100.00%
NRG Power Generation LLC	NRG Americas, Inc.	100.00%
NRG Power Midwest GP LLC	NRG Power Generation Assets LLC	100.00%
NRG Power Midwest LP	NRG Power Midwest GP LLC	1.00%
	NRG Power Generation Assets LLC	99.00%
NRG REMA LLC	NRG Northeast Generation, Inc.	100.00%
NRG Sabine (Delaware), Inc.	NRG Power Generation LLC	100.00%
NRG Sabine (Texas), Inc.	NRG Power Generation LLC	100.00%
NRG San Gabriel Power Generation LLC	NRG California South LP	100.00%
NRG Tank Farm LLC	NRG Americas, Inc.	100.00%
NRG Wholesale Generation GP LLC	NRG Power Generation LLC	100.00%
NRG Wholesale Generation LP	NRG Wholesale Generation GP LLC	1.00%
	NRG Power Generation Assets LLC	99.00%
NRG Willow Pass LLC	NRG Americas, Inc.	100.00%
Orion Power New York GP, Inc.	NRG Power Generation LLC	100.00%
Orion Power New York LP, LLC	NRG Power Generation LLC	100.00%
Orion Power New York, L.P.	Orion Power New York LP, LLC	99.80%
	Orion Power New York GP, Inc.	0.20%
RRI Energy Broadband, Inc.	GenOn Energy, Inc.	100.00%
RRI Energy Channelview (Delaware) LLC	NRG Power Generation LLC	100.00%
RRI Energy Channelview (Texas) LLC	NRG Power Generation LLC	100.00%
RRI Energy Channelview LP	RRI Energy Channelview (Delaware) LLC	99.00%
	RRI Energy Channelview (Texas) LLC	1.00%
RRI Energy Communications, Inc.	GenOn Energy, Inc.	100.00%
RRI Energy Services Channelview LLC	RRI Energy Services, LLC	100.00%
RRI Energy Services Desert Basin, LLC	RRI Energy Services, LLC	100.00%
RRI Energy Services, LLC	NRG Americas, Inc.	100.00%
RRI Energy Solutions East, LLC	GenOn Energy, Inc.	100.00%
RRI Energy Trading Exchange, Inc.	GenOn Energy, Inc.	100.00%
RRI Energy Ventures, Inc.	GenOn Energy, Inc.	100.00%